Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
00448MAA9
30216BBS0
US00254EJE32
Issuer
ACHMEA HYPOTHEEKBANK NV
EXPORT DEVELOPMENT CANADA
SWEDISH EXPORT CREDIT
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
Rabobank Nederland,
RBS
Bank of America, BNP Paribas, HSBC, RBC
Bank of America, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ACHMEA 3.2 11/03/14
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
4/20/2009
9/9/2009
Total amount of offering sold
to QIBs
2,750,000,000
1,000,000,000
1,500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,750,000,000
1,000,000,000
1,500,000,000
Public offering price
99.950
99.835
99.908
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.30%
0.15%
0.15%
Rating
Aaa / AAA
Aaa / AAA
Aa1 / AA+e
Current yield
3.18%
3.05%
3.22%
Benchmark vs Spread (basis
points)
72.9
135.75
86.75
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
315,000
314,842.50$
0.01%
-0.14%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,685,000
4,682,657.50$
0.17%
-0.14%
0.94%
12/31/2009
Total
5,000,000
4,997,500.00$
0.18%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
00448MAB7
30216BBS0
40429CFV9
Issuer
ACHMEA HYPOTHEEKBANK NV
EXPORT DEVELOPMENT CANADA
HSBC FINANCE CORP
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
Rabobank Nederland,
RBS
Bank of America, BNP Paribas, HSBC, RBC
BNP Paribas, Calyon Securities, Commerzbank,
Loop Capital Markets, Merrill Lynch, Societe
 Generale, Williams Capital Group
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ACHMEA 0 11/03/14
EDC 3 1/8 04/24/14
HSBC 0 01/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
4/20/2009
11/15/2006
Total amount of offering sold
to QIBs
500,000,000
1,000,000,000
1,250,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
1,000,000,000
1,250,000,000
Public offering price
100.000
99.835
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.30%
0.15%
0.35%
Rating
Aaa / AAA
Aaa / AAA
A3 / A
Current yield
0.63%
3.05%
0.56%
Benchmark vs Spread (basis
points)
35
135.75
30
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
310,000
310,000.00$
0.06%
-0.14%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,690,000
4,690,000.00$
0.94%
-0.14%
0.94%
12/31/2009
Total
5,000,000
5,000,000.00$
1.00%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
029912AZ5
73755LAE7
205887BE1
Issuer
AMERICAN TOWER CORP
POTASH CORP-SASKATCHEWAN
CONAGRA FOODS INC
Underwriters
Credit Suisse, JP Morgan, Morgan Stanley,
Calyon Securities, Citigroup, Deutsche Bank,
Fortis Securities, Mitsubishi UFJ Securities,
Mizuho Securities, RBC
Bank of America, HSBC, RBC, BMO Capital Markets,
CIBC World Markets, Comerica Securities, Goldman
Sachs, Mitsubishi UFJ Securities, Rabo Securities,
Scotia Capital, SG Americas
Bank of America, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 4 5/8 04/01/15
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
4/28/2009
4/6/2009
Total amount of offering sold
to QIBs
600,000,000
500,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
600,000,000
500,000,000
500,000,000
Public offering price
99.864
99.757
99.957
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.60%
0.60%
0.60%
Rating
Baa3 / BB+
Baa1 / A-
Baa2 / BBB
Current yield
4.55%
4.89%
5.33%
Benchmark vs Spread (basis
points)
240
337.5
400
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
350,000.00
349,524.00$
0.06%
1.28%
0.99%
12/31/2009
DWS Short Duration Plus Fund
5,530,000.00
5,522,479.20$
0.92%
1.28%
1.16%
12/31/2009
Total
5,880,000.00
5,872,003.20$
0.98%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAG3
69373UAB3
260543BZ5
Issuer
ANHEUSER-BUSCH INBEV WOR
PACCAR INC
DOW CHEMICAL CO/THE
Underwriters
Bank of America, Barclays, Deutsche Bank, JP
Morgan, Mitsubishi UFJ Securities, Mizuho Securities ,
BNP Paribas, ING, Scotia Capital, TD Securities
Bank of America, Barclays, Citigroup, ANZ Securities,
BNP Paribas, HSBC, Mitsubishi UFJ Securities, RBC
Bank of America Merrill Lynch, Citigroup, HSBC,
Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ABIBB 3 10/15/12
PCAR 6 3/8 02/15/12
DOW 4.85 08/15/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
2/10/2009
8/4/2009
Total amount of offering sold
to QIBs
1,500,000,000
250,000,000
1,250,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,500,000,000
250,000,000
1,250,000,000
Public offering price
99.852
99.892
99.985
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.75%
0.40%
0.40%
Rating
Baa2 / BBB+
A1 / AA-
Baa3 / BBB-
Current yield
2.94%
5.82%
4.60%
Benchmark vs Spread (basis
points)
160
500
312.5
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
190,000.00
189,718.80
0.01%
0.62%
0.99%
12/31/2009
DWS Short Duration Plus Fund
3,010,000.00
3,005,545.20
0.20%
0.62%
1.16%
12/31/2009
Total
3,200,000.00
3,195,264.00
0.21%
^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
09247XAF8
61757UAH3
06050BAG6
Issuer
BLACKROCK INC
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Barclays, Citigroup,
Credit Suisse, Daiwa Securities, Deutsche Bank,
HSBC, JP Morgan, RBS, UBS, Wells Fargo
Bank of New York Mellon, BB&T, Cabrera Capital
Markets, CastleOak, FTN Financial, HSBC, Keybanc
Capital Markets, Loop Capital Market
Bank of America
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLK 2 1/4 12/10/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Barclays
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/7/2009
1/14/2009
1/27/2009
Total amount of offering sold
to QIBs
500,000,000
3,000,000,000
6,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
3,000,000,000
6,000,000,000
Public offering price
99.758
99.958
99.970
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.25%
0.30%
0.30%
Rating
A1 / A+
Aaa / AAA
Aaa / AAA
Current yield
2.25%
1.93%
2.06%
Benchmark vs Spread (basis
points)
110
97.6
97.2
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
445,000.00
443,923.10$
0.09%
-0.20%
0.07%
12/31/2009
DWS Short Duration Plus Fund
6,700,000.00
6,683,786.00$
1.34%
-0.20%
-0.02%
12/31/2009
Total
7,145,000.00
7,127,709.10$
1.43%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
09247XAD3
31398AVD1
31331GTJ8
Issuer
BLACKROCK INC
FANNIE MAE
FEDERAL FARM CREDIT BANK
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Credit Suisse, Daiwa Securities,
Deutsche Bank, HSBC, JP Morgan, RBS, UBS,
Wells Fargo
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank, Morgan Stanley, UBS
Barclays Capital, JP Morgan, Morgan Stanley,
FTN Financial
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLK 3 1/2 12/10/14
FNMA 2 3/4 02/05/14
FFCB 2 5/8 04/17/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Barclays
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/7/2009
2/2/2009
4/13/2009
Total amount of offering sold
to QIBs
1,000,000,000
7,000,000,000
1,500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,000,000,000
7,000,000,000
1,500,000,000
Public offering price
99.855
99.921
99.777
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.35%
0.10%
0.10%
Rating
A1 / A+
Aaa / AAA
Aaa / AAA
Current yield
3.51%
2.71%
2.61%
Benchmark vs Spread (basis
points)
135
93
92
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
345,000
344,499.75$
0.03%
-1.11%
0.07%
12/31/2009
DWS Short Duration Plus Fund
5,235,000.00
5,227,409.25$
0.52%
-1.11%
-0.02%
12/31/2009
Total
5,580,000
5,571,909.00$
0.56%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
25244SAF8
097014AK0
589331AP2
Issuer
DIAGEO FINANCE BV
BOEING CAPITAL CORP
MERCK & CO INC
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley
Credit Suisse, Goldman Sachs, JP Morgan
Bank of America, BNP Paribas, Citigroup, Credit
Suisse, HSBC, JP Morgan, RBS, Santander, Williams
 Capital Group
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DIAG 3 1/4 01/15/15
BA 3 1/4 10/27/14
MRK 4 06/30/15
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Citigroup
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/22/2009
6/22/2009
Total amount of offering sold
to QIBs
500,000,000
500,000,000
1,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
500,000,000
1,000,000,000
Public offering price
99.591
99.780
99.598
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.23%
0.35%
0.35%
Rating
A3 / A-
A2 / A
Aa3 / AA-
Current yield
3.25%
3.23%
3.82%
Benchmark vs Spread (basis
points)
97
95
137.5
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
290,000
288,813.90$
0.06%
-0.26%
0.59%
12/31/2009
DWS Short Duration Plus Fund
4,395,000.00
4,377,024.45$
0.88%
-0.26%
0.59%
12/31/2009
Total
4,685,000
4,665,838.35$
0.93%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
263534BY4
589331AP2
05523UAG5
Issuer
EI DU PONT DE NEMOUR
MERCK & CO INC
BAE SYSTEMS HOLDINGS INC
Underwriters
Bank of America, Citigroup, Credit Suisse, Deutsche
Bank, Goldman Sachs, JP Morgan, Morgan Stanley, RBS,
Bank of Tokyo-Mitsubishi, HSBC, Mizuho Securities,
Santander, Scotia Capital, Standard Chartered Bank,
Wells Fargo
Bank of America, BNP Paribas, Citigroup, Credit
Suisse, HSBC, JP Morgan, RBS, Santander, Williams
Capital Group Barclays, Citigroup, Goldman Sachs,
JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DD 3 1/4 01/15/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Morgan Stanley
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2009
6/22/2009
6/1/2009
Total amount of offering sold
to QIBs
1,000,000,000
1,000,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
500,000,000
Public offering price
99.757
99.598
99.799
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.35%
0.35%
0.35%
Rating
A2 / A
Aa3 / AA-
Baa2 / BBB+
Current yield
3.27%
3.82%
4.73%
Benchmark vs Spread (basis
points)
92
137.5
250
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
310,000
309,246.70$
0.03%
-0.70%
0.59%
12/31/2009
DWS Short Duration Plus Fund
4,670,000.00
4,658,651.90$
0.47%
-0.70%
0.51%
12/31/2009
Total
4,980,000
4,967,898.60$
0.47%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AZV7
3137EABX6
31331GTJ8
Issuer
FANNIE MAE
FREDDIE MAC
FEDERAL FARM CREDIT BANK
Underwriters
Barclays, Deutsche Bank, JP Morgan
Barclays, Citigroup, Goldman Sachs
Barclays, JP Morgan, Morgan Stanley, FTN Financial
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 2 5/8 11/20/14
FHLMC 2 1/2 01/07/14
FFCB 2 5/8 04/17/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/23/2009
1/5/2009
4/13/2009
Total amount of offering sold
to QIBs
5,500,000,000
3,500,000,000
1,500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
5,500,000,000
3,500,000,000
1,500,000,000
Public offering price
99.474
99.437
99.777
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.10%
0.10%
0.10%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.64%
2.48%
2.61%
Benchmark vs Spread (basis
points)
33
95
92
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
620,000.00
616,738.80$
0.01%
-0.25%
0.99%
12/31/2009
DWS Short Duration Plus Fund
9,380,000.00
9,330,661.20$
0.17%
-0.25%
0.83%
12/31/2009
Total
10,000,000.00
9,947,400.00$
0.18%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XVEM9
3137EACG2
31398AYM8
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
FANNIE MAE
Underwriters
Bank of America, Credit Suisse, Deutsche Bank,
Barclays, BNP Paribas, Citigroup, FTN Financial,
Goldman Sachs, HSBC, JP Morgan, RBC, RBS
Bank of America, Barclays, JP Morgan
Bank of America, Barclays, JP Morgan Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1 5/8 11/21/12
FHLMC 1 3/8 01/09/13
FNMA 1 3/4 08/10/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/14/2009
12/1/2009
7/9/2009
Total amount of offering sold
to QIBs
3,500,000,000
4,000,000,000
5,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
3,500,000,000
4,000,000,000
5,000,000,000
Public offering price
99.784
99.903
99.926
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.08%
0.08%
0.08%
Rating
Aaa / AAA
Aaa / AAAe
Aaa / AAA
Current yield
1.63%
1.39%
1.74%
Benchmark vs Spread (basis
points)
24.5
31
124
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS GNMA Fund
16,000,000.00
15,965,440.00$
0.46%
-0.51%
0.19%
12/31/2009
DWS Short Duration Plus Fund
12,000,000.00
11,974,080.00$
0.34%
-0.51%
1.07%
12/31/2009
DWS Strategic Government
Securities Fund
12,000,000.00
11,974,080.00$
0.34%
-0.51%
0.19%
12/31/2009
Total
40,000,000.00
39,913,600.00$
1.14%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
FORTINET INC
SOLARWINDS
LOGMEIN
Issuer
34959E109
83416B109
54142L109
Underwriters
Deutsche Bank, JP Morgan, Morgan Stanley, RBC Capital
Markets, Robert Baird, ThinkEquity Partners, JMP

Securities, Signal Hill
Capital Group
Goldman Sachs, JP Morgan, Morgan Stanley
Barclays, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Ticker
FTNT
SWI
LOGM
Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/18/2009
11/13/2009
11/19/2009
Total dollar amount of offering
sold to QIBs
$ 12,500,000
$ 151,500,000
$ 106,720,000
Total dollar amount of any
concurrent public offering
$ -
$ -
$ -
Total
$ 12,500,000
$ 151,500,000
$ 106,720,000
Public offering price
$ 12.50
$ 12.50
$ 16.00
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.88
0.84
1.02
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A
Fund Specific Information
Total Share Amount Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balanced Fund
2,000
25,000$
0.20%
32.96%
0.00%
11/18/2009
DWS Balanced VIP
500
6,250$
0.05%
32.96%
0.00%
11/18/2009
DWS Global Opportunities Fund
18,700
233,750$
1.87%
32.96%
0.00%
11/18/2009
DWS Global Opportunities VIP
6,000
75,000$
0.60%
32.96%
0.00%
11/18/2009
DWS Lifecycle Long Range
Fund
900
11,250$
0.09%
32.96%
0.00%
11/18/2009
DWS Mid Cap Growth Fund
40,800
510,000$
4.08%
32.96%
0.00%
11/18/2009
DWS Mid Cap Growth VIP
2,700
33,750$
0.27%
32.96%
0.00%
11/18/2009
DWS Small Cap Growth Fund
9,800
122,500$
0.98%
32.96%
0.00%
11/18/2009
DWS Small Cap Growth VIP
9,200
115,000$
0.92%
32.96%
0.00%
11/18/2009
Total
90,600
1,132,500$
9.06%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
36185JAA7
61757UAH3
06050BAG6
Issuer
GMAC INC
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley, RBS
Bank of New York Mellon, BB&T, Cabrera Capital Markets,
CastleOak, FTN Financial, HSBC, Keybanc Capital Markets,
Loop Capital Markets
Bank of America
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 1 3/4 10/30/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Citibank
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2009
1/14/2009
1/27/2009
Total amount of offering sold
to QIBs
2,900,000,000
3,000,000,000
6,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,900,000,000
3,000,000,000
6,000,000,000
Public offering price
99.991
99.958
99.970
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.30%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.75%
1.93%
2.06%
Benchmark vs Spread (basis
points)
31.6
97.6
97.2
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS GNMA Fund
6,200,000
6,199,442.00$
0.21%
-0.64%
-0.09%
12/31/2009
DWS Short Duration Fund
400,000
399,964.00$
0.01%
-0.64%
-0.09%
12/31/2009
DWS Short Duration Plus Fund
6,000,000
5,999,460.00$
0.21%
0.32%
0.61%
11/16/2009
DWS Strategic Government
Securities Fund
6,200,000
6,199,442.00$
0.21%
0.32%
0.53%
11/16/2009
Total
18,800,000
18,798,308.00$
0.65%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
44920UAB4
73755LAE7
205887BE1
Issuer
HYUNDAI CAPITAL SERVICES
POTASH CORP-SASKATCHEWAN
CONAGRA FOODS INC
Underwriters
Citigroup, Deutsche Bank, Goldman Sachs, JP Morgan, Morgan
Stanley, RBS
Bank of America, HSBC, RBC, BMO, CIBC, Comerica Securities,
Goldman Sachs, Mitsubishi UFJ Securities, Rabo Securities, Scotia
Capital, SG Americas
Bank of America, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HYUCAP 6 05/05/15
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JP Morgan
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009
4/28/2009
4/6/2009
Total amount of offering sold
to QIBs
500,000,000
500,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
500,000,000
500,000,000
Public offering price
99.543
99.757
99.957
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.75%
0.60%
0.60%
Rating
Baa2 / BBB
Baa1 / A-
Baa2 / BBB
Current yield
5.65%
4.89%
5.33%
Benchmark vs Spread (basis
points)
369.4
337.5
400
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
250,000
248,857.50$
0.05%
4.90%
0.88%
12/31/2009
DWS Short Duration Plus Fund
3,750,000
3,732,862.50$
0.75%
4.90%
0.73%
12/31/2009
Total
4,000,000
3,981,720.00$
0.80%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DK7
30216BBS0
500769DF8
Issuer
KFW
EXPORT DEVELOPMENT CANADA
KFW
Underwriters
Barclays, JP Morgan, RBC, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, DZ Bank, HSBC, Morgan Stanley, Royal Bank of Scotland, TD Securities, UBS
Bank of America, BNP Paribas, HSBC, RBC
Credit Suisse, Deutsche Bank, JP Morgan, Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFW 2 3/4 10/21/14
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
RBC
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/14/2009
4/20/2009
3/3/2009
Total amount of offering sold
to QIBs
3,000,000,000
1,000,000,000
5,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
3,000,000,000
1,000,000,000
5,000,000,000
Public offering price
99.926
99.835
99.973
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.15%
0.15%
0.15%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.75%
3.05%
3.37%
Benchmark vs Spread (basis
points)
44.25
135.75
162.8
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
600,000.00
599,556.00$
0.02%
1.13%
0.72%
11/20/2009
DWS Short Duration Plus Fund
9,400,000.00
9,393,044.00$
0.31%
1.13%
1.07%
11/20/2009
Total
10,000,000.00
9,992,600.00$
0.33%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
Korea Expressway Corp
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50065JAA3
500769DF8
30216BBS0
Issuer
KOREA EXPRESSWAY CORP
KFW
EXPORT DEVELOPMENT CANADA
Underwriters
Bank of America Merrill Lynch, Deutsche Bank, HSBC
Credit Suisse, Deutsche Bank, Credit Suisse, JP Morgan, Morgan
Stanley
Bank of America, BNP Paribas, HSBC, RBC
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HIGHWY 4 1/2 03/23/15
KFW 3 1/2 03/10/14
EDC 3 1/8 04/24/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2009
3/3/2009
4/20/2009
Total amount of offering sold
to QIBs
700,000,000
5,000,000,000
1,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
700,000,000
5,000,000,000
1,000,000,000
Public offering price
99.335
99.973
99.835
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.50%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
4.43%
3.37%
3.05%
Benchmark vs Spread (basis
points)
230
162.8
135.75
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
240,000.00
238,404.00$
0.03%
2.57%
0.99%
12/31/2009
DWS Short Duration Plus Fund
3,865,000.00
3,839,297.75$
0.55%
2.57%
1.16%
12/31/2009
Total
4,105,000.00
4,077,701.75$
0.58%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
New York Life Global FDG
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
64952WAS2
61757UAH3
06050BAG6
Issuer
NEW YORK LIFE GLOBAL FDG
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Credit Suisse, Deutsche Bank, UBS
Bank of New York Mellon, BB&T, Cabrera Capital Markets, CastleOak Securities, FTN Financial, HSBC, Keybanc Capital Markets, Loop Capital Markets
Bank of America
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NYL 2 1/4 12/14/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
1/14/2009
1/27/2009
Total amount of offering sold
to QIBs
500,000,000
3,000,000,000
6,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
3,000,000,000
6,000,000,000
Public offering price
99.718
99.958
99.970
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.20%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.23%
1.93%
2.06%
Benchmark vs Spread (basis
points)
93
97.6
97.2
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
300,000.00
299,154.00$
0.06%
-0.29%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,700,000.00
4,686,746.00$
0.94%
-0.29%
1.16%
12/31/2009
Total
5,000,000.00
4,985,900.00$
1.00%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
74005PAW4
742732AE0
369550AP3
Issuer
PRAXAIR INC
PROCTER & GAMBLE INTL FN
GENERAL DYNAMICS CORP
Underwriters
Bank of America Merrill Lynch, Deutsche Bank
Goldman Sachs, JP Morgan, Morgan Stanley, Barclays, Credit
Suisse, Mitsubishi UFJ Securities
Bank of America, JP Morgan, RBS, ANZ, Banca IMI, BBVA
Securities, BMO Capital Markets, BNY Mellon, Lloyds TSB Bank, Mitsubishi UFJ Securities, PNC
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PX 1 3/4 11/15/12
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2009
8/25/2009
6/19/2009
Total amount of offering sold
to QIBs
400,000,000
1,000,000,000
750,000,000
Total amount of any
concurrent public offering
0
0
0
Total
400,000,000
1,000,000,000
750,000,000
Public offering price
99.710
99.926
99.554
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.40%
0.18%
0.20%
Rating
A2 / A
Aa3 / AA-
A2 / A
Current yield
1.75%
1.34%
1.78%
Benchmark vs Spread (basis
points)
50
38
80
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
700,000.00
697,970.00$
0.17%
-0.68%
0.37%
12/31/2009
DWS Short Duration Plus Fund
10,420,000.00
10,389,782.00$
2.60%
-0.68%
0.30%
12/31/2009
Total
11,120,000.00
11,087,752.00$
2.77%
^The Security and Fund Performance is calculated based
on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
Time Warner Cable Inc 3.5%
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAV0
589331AP2
05523UAG5
Issuer
TIME WARNER CABLE INC
MERCK & CO INC
BAE SYSTEMS HOLDINGS INC
Underwriters
Barclays, Deutsche Bank, Goldman Sachs, Morgan Stanley, RBS,
Wells Fargo, Cabrera Capital Markets, Williams Capital Group
Bank of America Securities, BNP Paribas, Citigroup, Credit Suisse, HSBC, JP Morgan, RBS, Santander, Williams Capital Group
Barclays, Citigroup, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TWC 3 1/2 02/01/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2009
6/22/2009
6/1/2009
Total amount of offering sold
to QIBs
500,000,000
1,000,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
1,000,000,000
500,000,000
Public offering price
99.353
99.598
99.799
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.35%
0.35%
0.35%
Rating
Baa2 / BBB
Aa3 / AA-
Baa2 / BBB+
Current yield
3.50%
3.82%
4.73%
Benchmark vs Spread (basis
points)
153
137.5
250
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
200,000.00
198,706.00$
0.04%
-0.56%
-0.14%
12/31/2009
DWS Short Duration Plus Fund
2,800,000.00
2,781,884.00$
0.56%
-0.56%
-0.13%
12/31/2009
Total
3,000,000.00
2,980,590.00$
0.60%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
961214BJ1
61757UAH3
06050BAG6
Issuer
WESTPAC BANKING CORP
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Citigroup, Deutsche Bank
Bank of New York Mellon, BB&T,Cabrera Capital Markets,
CastleOak, FTN Financial, HSBC, Keybanc Capital Markets, Loop
Capital Markets
Bank of America
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WSTP 2 1/4 11/19/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/16/2009
1/14/2009
1/27/2009
Total amount of offering sold
to QIBs
2,000,000,000
3,000,000,000
6,000,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,000,000,000
3,000,000,000
6,000,000,000
Public offering price
99.916
99.958
99.970
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.25%
0.30%
0.30%
Rating
Aa1 / AA
Aaa / AAA
Aaa / AAA
Current yield
2.25%
1.93%
2.06%
Benchmark vs Spread (basis
points)
100
97.6
97.2
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
1,000,000
999,160.00$
0.05%
-0.15%
0.26%
12/31/2009
DWS Short Duration Plus Fund
14,000,000
13,988,240.00$
0.70%
-0.15%
0.09%
12/31/2009
Total
15,000,000
14,987,400.00$
0.75%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
930059100
03076C106
74164M108
Issuer
Waddell Reed
Ameriprise
PRIMERICA
Underwriters
MS
JPM, ML
CITI, DB, MS, UBS, ING, SUNTRST
Years of continuous operation,
including
> 3 years
> 3 years
> 3 years
Ticker
WDR
PRI
AMP
Is the affiliate a manager or co-
manager of
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from
which
CITIGROUP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/1/2009
6/1/2009
3/10/2010
Total dollar amount of offering sold to
QIBs
21,700,000
36,000,000
252,000,000
Total dollar amount of any concurrent
public
N/A
N/A
N/A
Total
21,700,000
36,000,000
252,000,000
Public offering price
23
25
15
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.27
0.88
0.8
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A
Fund Specific Information
DWS Funds
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Balanced Fund
1,500
22,500$
0.01%
0.00%
0.00%
3/10/2010
DWS Balanced VIP
400
6,000$
0.00%
0.00%
0.00%
3/10/2010
DWS Global
Opportunities Fund
13,400
201,000$
0.08%
0.00%
0.00%
3/10/2010
DWS Global
Opportunities Fund
4,300
64,500$
0.03%
0.00%
0.00%
3/10/2010
DWS Small Cap
Growth
2,500
37,500$
0.01%
0.00%
0.00%
3/10/2010
DWS Small Cap
Growth VIP
2,400
36,000$
0.01%
0.00%
0.00%
3/10/2010
Total
24,500
367,500$
0.15%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
Underwriting spread or commission
0.18%
0.18%
0.18%
British Columbia Prov Bd
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
1107098W5
6832348H4
563469TL9
Issuer
BRITISH COLUMBIA PROV BD
PROVINCE OF ONTARIO CANADA
PROVINCE OF MANITOBA CANADA
Underwriters
BAC, RBC, CIBC, BANK OF
MONTREAL, CS, DB, HSBC,
NBCF, SCOTIA, TORDOM
BAC, CITI, HSBC, RBC, BMO,
CIBC, NBCF, SCOTIA, TD
BAC, RBC, CIBC, BMO,
CASGRAIN, HSBC, NBCF,
SCOTIA, TD
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
British Columbia Prov Bd
ONT 2.95 02/05/15
MP 2 5/8 07/15/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
RBC CAPITAL MARKETS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2010
1/29/2010
5/19/2010
Total dollar amount of offering sold to QIBs
1,500,000,000
3,000,000,000
600,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,500,000,000
3,000,000,000
600,000,000
Public offering price
99.95
99.89
99.90
Price paid if other than public offering price
N/A
N/A
N/A
Rating
Aaa/AAA
Aa1/AA-
Aa1/AA
Current yield
2.85
2.06
1.87
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
32
57
54
DWS Enhanced Commodity Strategy Fund (Open-Ended)
1,928,000
1,926,940
0.13%
3.36%
-7.28%
6/30/2010
$
DWS Enhanced Commodity Strategy Fund, Inc. (Closed-End)
827,000
826,545
0.06%
3.36%
-7.54%
6/30/2010
$
DWS Short Duration Fund
574,000
573,684
0.04%
3.36%
0.40%
6/30/2010
$
DWS Short Duration Plus Fund - Core
8,611,000
8,606,264
0.57%
3.36%
-0.06%
6/30/2010
$
Total
11,940,000
11,933,433
0.80%
^The Security and Fund Performance is calculated
based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
$
0.10%
0.15%
0.13%
Underwriting spread or commission
Kommunalbanken As Sr Unsec 144A
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50047JAD0
00254EJE3
282649BW1
Issuer
KOMMUNALBANKEN AS SR UNSEC
SVENSK EXPORTKREDIT AB
EKSPORTFINANS ASA
Underwriters
DB, JPM, ML, MIZS
BAC, JPM
BAC, CITI, JPM, BCLY, CS, GS,
HSBC, MITSUBISHI UFJ, MS,
NOMURA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Kommunalbanken As Sr Unsec
SEK 3 1/4 09/16/14
EXPT 1 7/8 04/02/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
9/9/2009
3/23/2010
Total dollar amount of offering sold to QIBs
1,500,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,500,000,000
1,500,000,000
1,000,000,000
Public offering price
99.44
99.91
99.71
Price paid if other than public offering price
N/A
N/A
N/A
Rating
Aaa/AAA
Aa1/AA+
Aa1e/AA
Current yield
2.75
2.03
1.37
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
45
87
46
DWS Enhanced Commodity Strategy Fund (Open-Ended)
725,000
720,911
0.05%
4.04%
-6.27%
5/26/2010
$
DWS Enhanced Commodity Strategy Fund, Inc. (Closed-End)
310,000
308,252
0.02%
4.04%
-6.62%
5/26/2010
$
DWS Short Duration Fund
520,000
517,067
0.03%
4.04%
0.30%
6/30/2010
$
DWS Short Duration Plus Fund - Core
7,265,000
7,224,026
0.48%
4.04%
-0.25%
6/30/2010
$
Total
8,820,000
8,770,256
0.58%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Purchased
Comparison Security
Comparison Security
CUSIP
00828EAJ8
045167BU6
65562QAM7
Issuer
African Dev Bk Nt
Asian Development Bank
Nordic Investment Bank
Underwriters
DAIWA, DB, GS, UBS
GS, MS, UBS
CITI, HSBC, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
African Dev Bk Nt
ASIA 2 1/8 03/15/12
NIB 2 3/8 12/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
GOLDMAN SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2010
2/2/2009
11/19/2008
Total dollar amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
99.66
99.78
99.77
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.10%
0.13%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.625
1.085
0.967
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
36.3
92.25
150
DWS Short Duration Fund
625,000
622,850
0.06%
0.03%
0.59%
3/31/2010
$
DWS Short Duration Plus Fund
9,375,000
9,342,750
0.93%
0.03%
0.80%
3/31/2010
$
Total
10,000,000
9,965,600
1.00%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02666QF32
742732AE0
369550AP3
Issuer
American Honda Fin Sr Nt 144A
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, CITI, DB,
HSBC, JPM, MITSUBISHI, MIZUHO
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HNDA 2 3/8 03/18/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to QIBs
1,000,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,000,000,000
1,000,000,000
750,000,000
Public offering price
99.96
99.93
99.55
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.18%
0.20%
Rating
A1/A+
Aa3/AA-
A2/A
Current yield
2.375
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
100
38
80
DWS Short Duration Fund
295,000
294,882
0.03%
0.00%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
4,410,000
4,408,236
0.44%
0.00%
0.30%
3/31/2010
$
Total
4,705,000
4,703,118
0.47%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02666QF40
589331AP2
05523UAG5
Issuer
American Honda Fin Sr Nt 144A
Merck & Co Inc
BAE Systems Holdings Inc
Underwriters
BAC, BCLY, CITI, DB
BAC, BCLY, CITI
BCLY,CITI,GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HNDA 3 1/2 03/16/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
6/22/2009
6/1/2009
Total dollar amount of offering sold to QIBs
1,000,000,000
1,000,000,000
500,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,000,000,000
1,000,000,000
500,000,000
Public offering price
99.78
99.6
99.8
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1/A+
Aa3/AA-
Baa2/BBB+
Current yield
3.5
2.995
3.844
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
120
137.5
250
DWS Short Duration Fund
225,000
224,510
0.02%
0.18%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
3,355,000
3,347,686
0.33%
0.18%
0.30%
3/31/2010
$
Total
3,580,000
3,572,196
0.36%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAQ1
742732AE0
369550AP3
Issuer
Anheuser-Busch Cpy Gtd 144A
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, BNP, DB, JPM, MIZUHO
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Anheuser-Busch Cpy Gtd 144A
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to QIBs
3,250,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
3,250,000,000
1,000,000,000
750,000,000
Public offering price
99.88
99.93
99.55
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.28%
0.18%
0.20%
Rating
Baa2/BBB+
Aa3/AA-
A2/A
Current yield
2.5
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
87.5
38
80
DWS Short Duration Fund
310,000
309,628
0.01%
0.31%
0.40%
3/31/2010
$
DWS Short Duration Plus Fund
4,690,000
4,684,372
0.14%
0.31%
0.11%
3/31/2010
$
Total
5,000,000
4,994,000
0.15%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Purchased
Comparison Security
Comparison Security
CUSIP
136069DF5
61757UAH3
06050BAG6
Issuer
Canadian Imperial Bk Cov 144A
Morgan Stanley
Bank of America Corp
Underwriters
BAC, CIBC, HSBC, RBS, BCLY, DB, JPM, RBC, UBS
MS
BAC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CM 2 02/04/13
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
ROYAL BANK OF SCOTLAND
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/27/2010
1/14/2009
1/27/2009
Total dollar amount of offering sold to QIBs
2,000,000,000
3,000,000,000
6,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
2,000,000,000
3,000,000,000
6,000,000,000
Public offering price
99.98
99.96
99.97
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
2
1.324
1.216
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
66
97.6
97.2
DWS Short Duration Fund
545,000
544,869
0.03%
0.31%
0.89%
3/31/2010
$
DWS Short Duration Plus Fund
8,150,000
8,148,044
0.41%
0.31%
0.91%
3/31/2010
$
Total
8,695,000
8,692,913
0.43%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Purchased
Comparison Security
Comparison Security
CUSIP
22822RAP5
589331AP2
71343PAF8
Issuer
Crown Castle LLC Sr Sec 144A
Merck & Co Inc
PepsiAmericas Inc
Underwriters
RBS, TD, BAC, BCLY, CALYON, CITI, DB, RBC
BNP, CITI, CS
BAC, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 4.523 01/15/15
MRK 4 06/30/15
PEP 4 3/8 02/15/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
MORGAN STANLEY
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/8/2010
6/22/2009
2/9/2009
Total dollar amount of offering sold to QIBs
1,900,000,000
1,000,000,000
350,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,900,000,000
1,000,000,000
350,000,000
Public offering price
100.
99.6
99.37
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.35%
0.60%
Rating
A2/A
Aa3/AA-
Baa1 /A
Current yield
4.523
2.995
2.763
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
200
137.5
250
DWS Short Duration Plus Fund
1,250,000
1,250,000
0.07%
0.00%
1.10%
3/31/2010
$
Total
1,250,000
1,250,000
0.07%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AV1
30216BBS0
US500769DF83
Issuer
Export-Import Bk Sr Unsec
Export Development Canada
KFW
Underwriters
DB, HSBC, JPM, RBS, UBS,
HANA DAETOO, WOORI
BAC, BNP, HSBC
CS, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EIBKOR 4 1/8 09/09/15
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2010
4/20/2009
3/3/2009
Total dollar amount of offering sold to QIBs
1,000,000,000
1,000,000,000
5,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,000,000,000
1,000,000,000
5,000,000,000
Public offering price
99.47
99.84
99.97
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.15%
0.15%
Rating
A2/A
Aaa/AAA
Aaa/AAA
Current yield
4.125
2.299
3.375572
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
195
135.8
162.8
DWS Short Duration Fund
357,000
355,090
0.04%
0.94%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
9,500,000
9,449,175
0.94%
0.94%
0.40%
3/31/2010
$
DWS Strategic Income Fund
1,018,000
1,012,554
0.10%
1.17%
1.55%
3/30/2010
$
DWS Strategic Income VIP
173,000
172,075
0.02%
1.17%
1.34%
3/30/2010
$
Total
11,048,000
10,988,894
1.10%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
416515AY0
74432QBJ3
665859AK0
Issuer
Hartford Fin Svcs Grp Sr Nt
Prudential Financial Inc
Northern Trust Corp
Underwriters
CITI, CS, GS, JP, WELLS,
BAC, DAIWA, DB, MITSUBISHI
BAC, BCLY, MS
GS, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HIG 4 03/30/15
PRU 4 3/4 09/17/15
NTRS 4 5/8 05/01/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
GOLDMAN, SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2010
9/10/2009
4/28/2009
Total dollar amount of offering sold to QIBs
1,100,000,000
900,000,000
500,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,100,000,000
900,000,000
500,000,000
Public offering price
99.93
99.77
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.30%
0.30%
Rating
Baa3/BBB
Baa2/A
A1/AA-
Current yield
4
4.254
2.912
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
160
250
275
DWS Short Duration Fund
440,000
439,701
0.04%
-0.53%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
6,560,000
6,555,539
0.60%
-0.53%
0.19%
3/31/2010
$
Total
7,000,000
6,995,240
0.64%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50075NAY0
260543BZ5
69373UAB3
Issuer
Kraft Foods Inc Sr Unsec
Dow Chemical Co/The
PACCAR Inc
Underwriters
BCLY, BBVA, BNP, CITI, CS, DB, HSBC, RBS
BAC, CITI, HSBC, MS
BAC, BCLY, CITI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KFT 2 5/8 05/08/13
DOW 4.85 08/15/12
PCAR 6 3/8 02/15/12
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BNP PARIBAS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2010
8/4/2009
2/10/2009
Total dollar amount of offering sold to QIBs
9,500,000,000
1,250,000,000
250,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
9,500,000,000
1,250,000,000
250,000,000
Public offering price
99.73
99.99
99.89
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.40%
0.40%
Rating
Baa2/BBB-
Baa3/BBB-
A1/AA-
Current yield
2.625
2.375
1.69
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
140
312.5
500
DWS Short Duration Fund
130,000
129,650
0.00%
1.29%
0.59%
3/31/2010
$
DWS Short Duration Plus Fund
1,940,000
1,934,781
0.02%
1.29%
0.80%
3/31/2010
$
Total
2,070,000
2,064,431
0.02%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AR7
589331AP2
05523UAG5
Issuer
Medtronic Inc Sr Nt
Merck & Co Inc
BAE Systems Holdings Inc
Underwriters
BAC, DB, GS, JPM, CITI, HSBC, MITSUBISHI, MIZUHO, UBS
BAC, BNP, CITI
BCLY, CITI, GS, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MDT 3 03/15/15Sr Nt
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
6/22/2009
6/1/2009
Total dollar amount of offering sold to QIBs
3,000,000,000
1,000,000,000
500,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
3,000,000,000
1,000,000,000
500,000,000
Public offering price
99.99
99.6
99.8
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1/AA-
Aa3/AA-
Baa2/BBB+
Current yield
3
2.995
3.844
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*

Benchmark vs Spread (basis points)
60
137.5
250
DWS Short Duration Fund
230,000
229,979
0.01%
-0.11%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
3,445,000
3,444,690
0.11%
-0.11%
0.30%
3/31/2010
$
Total
3,675,000
3,674,669
0.12%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Purchased
Comparison Security
Comparison Security
CUSIP
65562QAN5
008281AY3
045167BU6
Issuer
Nordic Investment Bank Nt
African Development Bank
Asian Development Bank
Underwriters
CITI, DB, HSBC, JPM, CS, NOMURA, NORDEA
CS, DB, GS, MS
GS, MS, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Nordic Investment Bank Nt
AFDB 1 3/4 10/01/12
ASIA 2 1/8 03/15/12
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
9/24/2009
2/2/2009
Total dollar amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
99.75
99.66
99.78
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.10%
0.10%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.625
1.485
1.085
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
28.4
41.4
92.5
DWS Short Duration Plus Fund
7,000,000
6,982,640
0.70%
0.14%
0.89%
3/31/2010
$
Total
7,000,000
6,982,640
0.70%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

NOVARTIS CAP CORP CPY GTD
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
66989HAB4
742732AE0
369550AP3
Issuer
Novartis Cap Corp Cpy Gtd
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, CITI, GS, JPM, MS, BNP, CSFB, DB, HSBC,
MITSUBISHI, NOMURA GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NOVART 1.9 04/24/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to QIBs
5,000,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
5,000,000,000
1,000,000,000
750,000,000
Public offering price
99.87
99.93
99.55
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.18%
0.20%
Rating
Aa2/AA-
Aa3/AA-
A2/A
Current yield
1.9
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
55
38
80
DWS Short Duration Fund
125,000
124,834
0.00%
0.09%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
1,900,000
1,897,473
0.04%
0.09%
0.30%
3/31/2010
$
Total
2,025,000
2,022,307
0.04%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
676167BB4
45324QAB2
23636UAA5
Issuer
Oekb Oest Kontroll Bk Gov Gtd
ING Bank NV
Danske Bank A/S
Underwriters
GS, JPM, UBS, BCLY, BNP, DB, HSBC
CITI, HSBC, ING
BAC, CITI, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OKB 1 3/4 03/11/13
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2010
1/30/2009
6/23/2009
Total dollar amount of offering sold to QIBs
1,250,000,000
5,000,000,000
2,250,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000
5,000,000,000
2,250,000,000
Public offering price
99.96
99.7
99.85
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.75
1.261
1.44
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
44.2
143.3
78.2
DWS Short Duration Fund
53,000
52,978
0.00%
-0.19%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
1,526,000
1,525,374
0.12%
-0.19%
0.40%
3/31/2010
$
Total
1,579,000
1,578,352
0.13%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
74005PAX2
742732AE0
369550AP3
Issuer
Praxair Inc Sr Unsec
Procter & Gamble International
General Dynamics Corp
Underwriters
CITI, HSBC, RBS, BAC, MUFG, CS, DB, SANTANDER, WELLS
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PX 2 1/8 06/14/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CITIGROUP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/11/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to QIBs
500,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
500,000,000
1,000,000,000
750,000,000
Public offering price
99.88
99.93
99.55
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.18%
0.20%
Rating
A2/A
Aa3/AA-
A2/A
Current yield
2.125
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
65
38
80
DWS Short Duration Fund
500,000
499,400
0.10%
0.43%
0.89%
3/31/2010
$
DWS Short Duration Plus Fund
7,500,000
7,491,000
1.50%
0.43%
1.00%
3/31/2010
$
Total
8,000,000
7,990,400
1.60%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

PROCTER & GAMBLE SR NT
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
742718DR7
822582AG7
369550AP3
Issuer
Procter & Gamble Sr Nt
Shell International Finance BV
General Dynamics Corp
Underwriters
BAC, DB, GS, BCLY, CITI, HSBC, JPM, MS, RBS, UBS,
WILLIAMS BAC, DB, MS
BAC, JPM, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PG 1 3/8 08/01/12
RDSALN 1.3 09/22/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
GOLDMAN, SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/1/2010
9/15/2009
6/19/2009
Total dollar amount of offering sold to QIBs
1,250,000,000
1,500,000,000
750,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000
1,500,000,000
750,000,000
Public offering price
99.93
100.
99.55
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.18%
0.11%
0.20%
Rating
Aa3/AA
Aa1/AA
A2/A
Current yield
1.375
0.936
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
55
37.5
80
DWS Short Duration Fund
770,000
769,438
0.06%
0.55%
0.59%
3/31/2010
$
DWS Short Duration Plus Fund
11,480,000
11,471,620
0.92%
0.55%
0.91%
3/31/2010
$
Total
12,250,000
12,241,058
0.98%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Technology Fund 57,350 $ 716,875 0.01% 31.52%
-5.43% 6/30/2010
DWS Technology VIP 6,790 $ 84,875 0.00% 31.52% -5.56%
6/30/2010
DWS Global Opportunities Fund 18,700 $ 233,750 0.00%
31.52% -2.57% 6/30/2010
DWS Global Opportunities VIP 6,000 $ 75,000 0.00% 31.52%
-2.48% 6/30/2010
DWS Lifecycle Long Range Fund 900 $ 11,250 0.00% 31.52%
-3.11% 6/30/2010
DWS Balanced Fund 2,000 $ 25,000 0.00% 31.52% -3.45%
6/30/2010
DWS Balanced VIP 500 $ 6,250 0.00% 31.52% -3.23% 6/30/2010
DWS Mid Cap Growth Fund 40,800 $ 510,000 0.01% 31.52%
3.14% 6/30/2010
DWS Mid Cap Growth VIP 2,700 $ 33,750 0.00% 31.52% 0.96%
6/30/2010
DWS Small Cap Growth Fund 9,800 $ 122,500 0.00% 31.52%
3.81% 6/30/2010
DWS Small Cap Growth VIP 9,200 $ 115,000 0.00% 31.52%
3.49% 6/30/2010
Total 154,740 $ 1,934,250 0.02%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Purchased Comparison Security Comparison
Security
34959E109 696643105 75604L105
FORTINET INC PALM INC REALD INC
DB, JPM, MS, RBC, RWBAIRD, GS, JPM, RBC JPM, PIPER,

BLAIR, BMO, STIFEL
>3 >3 >3
FTNT US PALM US RLD US
Joint Lead Manager N/A N/A
Morgan Stanley N/A N/A
Yes Yes Yes
11/17/2009 9/22/2009 7/15/2010
$ 156,250,000 $ 325,000,000 $ 200,000,000
0 0 0
$ 156,250,000 $ 325,000,000 $ 200,000,000
$ 12.50 $ 16.25 $ 16.00
N/A N/A N/A
$ 0.88 $ 0.65 $ 1.12
N/A N/A N/A
N/A N/A N/A
N/A N/A N/A
ChinaCache International Holdings Ltd
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 16950M107 13100M509 59047Q103
Issuer CHINACACHE INTERNAT-SPON CALIX INC. MERU NETWORKS
Underwriters BAC, DB, OPCO, PACIFIC
CREST
GS, MS, JEFFERIES, UBS BAC, ML
Years of continuous operation, including predecessors >
3 years > 3 years > 3 years
Ticker CCIH CALX US MERU US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager N/A N/A
Name of underwriter or dealer from which purchased
BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/30/2010 11/20/2009 3
3/30/2010
Total dollar amount of offering sold to QIBs 60,000,000
82,270,000 65,800,000
Total dollar amount of any concurrent public offering
- - -
Total 60,000,000 82,270,000 65,800,000
Public offering price 13.90 13.00 15.00
Price paid if other than public offering price N/A N/A
N/A
Underwriting spread or commission $0.10 $0.18 $0.21
Rating N/A N/A N/A
Current yield N/A N/A N/A
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Balanced Fund - Global Small Cap Core 854 $ 11,871
0.02% 0.00% 0.00% 9/30/2010
DWS Balanced VIP - Global Small Cap Core 226 $ 3,141
0.01% 0.00% 0.00% 9/30/2010
DWS Global Small Cap Growth Fund 8,056 $ 111,978
0.19% ??
0.00% 0.00% 9/30/2010
DWS Lifecycle Long Range Fund - Global Small Cap Core
386 $ 5,365 0.01% ??0.00% 0.00%
9/30/2010
DWS Small Cap Growth Fund 2,940 $ 40,866 0.07% 0.00%
0.00% 9/30/2010
DWS Small Cap Growth VIP 2,714 $ 37,725 0.06% 0.00%
0.00% 9/30/2010
Total 15,176 210,946 0.35%
^The Security and Fund Performance is calculated based
on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 39304D102 197236102 26817C101
Issuer GREEN DOT CORP -CLASS A COLUMBIA BANKING
SYSTEM DYNCORP INTERNTL INC
Underwriters JPM, MS, DB, PIPER, UBS KEEF, DAVIDSON,
RBC,
SANTANDER
CS, GS, BAC
Years of continuous operation, including predecessors
> 3 years > 3 years > 3 years
Ticker GDOT COLB US DCP US
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
MS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/21/2010 4/29/2010
8/5/2009
Total dollar amount of offering sold to QIBs
150,000,000 208,800,000 185,000,000
Total dollar amount of any concurrent public
offering - - -
Total 150,000,000 208,800,000 185,000,000
Public offering price 36.00 21.75 18.50
Price paid if other than public offering
price N/A N/A N/A
Underwriting spread or commission $0.05
$0.20 $0.16
Rating N/A N/A N/A
Current yield N/A N/A N/A
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Balanced Fund - Global Small Cap Core 925
$ 33,300
0.02% 22.78% 1.95% 7/23/2010
DWS Balanced VIP - Global Small Cap Core 243
$ 8,748 0.01% 22.78% 1.97% 7/23/2010
DWS Global Small Cap Growth Fund 8,640 $ 311,040
0.21% 22.78% 4.22% 7/23/2010
DWS Lifecycle Long Range Fund - Global Small
Cap Core 438 $ 15,768 0.01% 22.78% 2.13%
7/23/2010
DWS Mid Cap Growth Fund 6,803 $ 244,908 0.16%
22.78% 4.07% 7/23/2010
DWS Mid Cap Growth VIP 425 $ 15,300 0.01% 22.78%
4.20% 7/23/2010
DWS Small Cap Growth Fund 1,593 $ 57,348 0.04%
22.78% 5.81% 7/23/2010
DWS Small Cap Growth VIP 1,488 $ 53,568 0.04%
22.78% 5.63% 7/23/2010
Total 20,555 739,980 0.49%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
AmeriCredit Automobile Receivables Trust
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 03064GAB7 80282GAB1 02005MAB8
Issuer AMERICREDIT AUTOMOBILE SANTANDER DRIVE AUTO
ALLY AUTO RECEIVABLES TRUST
Underwriters RBS, CS, DB, JPM CS, JPM, CITI, SANTANDER
CITI, RBS, BNP, CS
Years of continuous operation, including predecessors
> 3 years > 3 years > 3 years
Security AMCAR 2010-B A2 SDART 2010-2 A2 ALLYA 2010-3
A2
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager N/A N/A
Name of underwriter or dealer from which purchased
RBS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/12/2010 8/19/2010
8/18/2010
Total dollar amount of offering sold to QIBs
200,000,000 376,600,000 397,000,000
Total dollar amount of any concurrent public
offering - - -
Total 200,000,000 376,600,000 397,000,000
Public offering price 100.00 99.99 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.45% 0.17%
0.20%
Rating Aa3/AAA N/A/AAA Aaa/AAA
Current yield 1.18 0.96 0.37
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points) 70 60 10
DWS Short Duration Fund 250,000 $ 250,000 0.12%
0.01%
 0.71% 9/30/2010
DWS Short Duration Plus Fund - Core 3,749,997
$ 3,749,997 1.87% 0.01% 0.77% 9/30/2010
Total 3,999,997 3,999,997 2.00%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
NBC Universal Inc
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 62875UAJ4 988498AE1 71343PAF8
Issuer NBC UNIVERSAL YUM! BRANDS INC PEPSIAMERICAS
INC
Underwriters BAC, CITI, GS, JPM, MS, BANK OF
TOKYO, BNY, BCLY, BLAY, BNP,
CASTLEOAK, CS, DB, LOOP, RBC,
SAM2, UBS
CITI, GS, JPM, MS BAC, JPM, BNP, CITI, GS, LOOP, MS,
WACH
Years of continuous operation, including predecessors >
3 years > 3 years > 3 years
Security NBCUNI 2 7/8 04/01/16 YUM 4 1/4 09/15/15
PEP 4 3/8 02/15/14
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/27/2010 8/20/2009
2/9/2009
Total dollar amount of offering sold to QIBs
5,100,000,000 250,000,000 350,000,000
Total dollar amount of any concurrent public
offering - - -
Total 5,100,000,000 250,000,000 350,000,000
Public offering price 99.95 99.77 99.37
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.75% 0.60% 0.60%
Rating Baa2/BBB+ Baa3/BBB- Aa3/A
Current yield 2.88 2.25 1.27
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points) 160 187 250
DWS Short Duration Fund 1,000,000 $ 999,450 0.02%
-0.08% 0.24% 9/30/2010
DWS Short Duration Plus Fund - Core 14,000,000
$ 13,992,300 0.27% -0.08% 0.00% 9/30/2010
Total 15,000,000 14,991,750 0.29%
^The Security and Fund Performance is calculated based
on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 64952WAX1 61757UAH3 06050BAG6
Issuer NEW YORK LIFE GLOBAL FDG MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters BAC, DB MS, MITSUBISHI UFJ, BNY,
BBT,
CABRERA, CASTLEOAK, FTNFC,
HSBC, KBCM, LOOP, MK, RBC,
SUNTRST, UBS, UT
BAC
Years of continuous operation, including predecessors
> 3 years > 3 years > 3 years
Security NYL 1.85 12/13/13 MS 1.95 06/20/12 BAC
2.1 04/30/12
Is the affiliate a manager or co-manager of
offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/9/2010 1/14/2009
1/27/2009
Total dollar amount of offering sold to QIBs
400,000,000 3,000,000,000 6,000,000,000
Total dollar amount of any concurrent public
offering - - -
Total 400,000,000 3,000,000,000 6,000,000,000
Public offering price 99.95 99.96 99.97
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.17% 0.30%
0.30%
Rating Aaa/AAA Aaa/AAA Aaa/AAA
Current yield 1.85 0.47 0.41
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

Benchmark vs Spread (basis points) 85 97 97
DWS Short Duration Fund 200,000 $ 199,896 0.05%
1.49% 1.29% 9/21/2010
DWS Short Duration Plus Fund - Core 3,300,000
$ 3,298,284 0.82% 1.49% 1.53% 9/21/2010
Total 3,500,000 3,498,180 0.87%
^The Security and Fund Performance is calculated
based on
information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
$
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 669827FX0 6832348H4 563469TL9
Issuer NOVA SCOTIA PROVINCE PROVINCE OF ONTARIO
CANADA PROVINCE OF MANITOBA
CANADA
Underwriters BAC, SCOTIA, TD, BANK OF
MONTREAL, BCLY, CASGRAIN,
CIBC, DB, HSBC, NBF
BAC, CITI, HSBC, RBC, BANK OF
MONTREAL, CIBC, NBF, SCOTIA,
TORDOM
BAC, CIBC, RBC, BMO, CASGRAIN,
HSBC, NBF, SCOTIA, TD
Years of continuous operation, including predecessors
> 3 years > 3 years > 3 years
Security NS 2 3/8 07/21/15 ONT 2.95 02/05/15 MP
2 5/8 07/15/15
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
BAC
N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/13/2010 1/29/2010
5/19/2010
Total dollar amount of offering sold to QIBs
750,000,000 3,000,000,000 600,000,000
Total dollar amount of any concurrent public
offering - - -
Total 750,000,000 3,000,000,000 600,000,000
Public offering price 99.53 99.89 99.90
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.18% 0.18%
0.18%
Rating Aa2/A+ Aa1/AA- Aa1/AA
Current yield 2.38 1.40 1.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points) 60 57 53
DWS Short Duration Fund 515,000 $ 512,569 0.07%
2.82% 1.18% 9/20/2010
DWS Short Duration Plus Fund - Core 7,780,000
$ 7,743,279 1.03% 2.82% 1.43% 9/20/2010
Total 8,295,000 8,255,848 1.10%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 803111AR4 589331AP2 05523UAG5
Issuer SARA LEE CORP MERCK & CO INC BAE SYSTEMS
HOLDINGS INC
Underwriters BAC, BNP, JPM, BCLY, BBVA, CS, DB,
ING, LLOYDS, MITSUBISHI UFJ,
RAB1, SGAS
BAC, BNP, CITI, CS, HSBC, JPM,
RBC, SANTANDER, UBS, WILLIAMS
BCLY, CITI, GS, JPM
Years of continuous operation, including predecessors
>
3 years > 3 years > 3 years
Security SLE 2 3/4 09/15/15 MRK 4 06/30/15 BALN
4.95 06/01/14
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
BAC
 N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/30/2010 6/22/2009
6/1/2009
Total dollar amount of offering sold to QIBs
800,000,000 1,000,000,000 500,000,000
Total dollar amount of any concurrent public
offering - - -
Total 800,000,000 1,000,000,000 500,000,000
Public offering price 99.94 99.60 99.80
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.35% 0.35%
0.35%
Rating Baa1/BBB Aa3/AA- Baa2/BBB+
Current yield 2.75 1.50 2.21
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points) 137 137 250
DWS Short Duration Fund 290,000 $ 289,823 0.04%
1.01% 0.71% 9/30/2010
DWS Short Duration Plus Fund - Core 4,550,000
$ 4,547,225 0.57% 1.01% 0.70% 9/30/2010
Total 4,840,000 4,837,048 0.60%
^The Security and Fund Performance is calculated
based  on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 891145LV4 46625HHR4 693476BG7
Issuer TORONTO-DOMINION BANK JPMORGAN CHASE & CO PNC
FUNDING CORP
Underwriters BCLY, DB, RBC, TD, BAC, BMO,
CIBC, CITI, CS, HSBC, JPM, MS,
RBC, SCOTIA, UBS
JPM GS, JPM, PNC
Years of continuous operation, including predecessors
> 3 years > 3 years > 3 years
Security TD 2.2 07/29/15 JPM 3.4 06/24/15 PNC 4
1/4 09/21/15
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
RBS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/22/2010 6/17/2010
9/16/2009
Total dollar amount of offering sold to QIBs
2,000,000,000 1,650,000,000 500,000,000
Total dollar amount of any concurrent public offering
- - -
Total 2,000,000,000 1,650,000,000 500,000,000
Public offering price 99.86 99.80 99.82
Price paid if other than public offering price N/A N/A
N/A
Underwriting spread or commission 0.35% 0.35% 0.35%
Rating Aaa/AAA Aa3/A+ A3/A
Current yield 2.20 2.43 2.49
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points) 57 130 185
DWS Short Duration Fund 465,000 $ 464,344 0.02% 1.95%
1.31% 9/30/2010
DWS Short Duration Plus Fund - Core 7,080,000 $ 7,070,017
0.35% 1.95% 1.28% 9/30/2010
Total 7,545,000 7,534,361 0.38%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Hisoft Technology Int-ADR
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
43358R108
103043105
101388106
Issuer
HISOFT TECHNOLOGY INT-ADR
BOWNE & CO INC
BOTTOMLINE TECH INC
Underwriters
CITI, DB, UBS, COWEN, WEISEL
GS
NEEDHAM, BRA, CANACCORD ADAMS, BLAIR
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
HSFT
BNE US
EPAY US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2010
8/4/2009
6/3/2010
Total dollar amount of offering sold to QIBs
101,000,000
Total dollar amount of any concurrent public offering
-
-
Total
101,000,000
Public offering price
10.00
5.96
14.5
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Balanced Fund - Global Small Cap Core
5,400
54,000
0.05%
4.00%
0.00%
6/30/2010
$
DWS Balanced VIP - Global Small Cap Core
1,400
14,000
0.01%
4.00%
0.00%
6/30/2010
$
DWS Global Small Cap Growth Fund
48,800
488,000
0.48%
4.00%
0.00%
6/30/2010
$
DWS Lifecycle Long Range Fund - Global Small Cap Core
2,600
26,000
0.03%
4.00%
0.00%
6/30/2010
$
DWS Small Cap Growth Fund
9,200
92,000
0.09%
4.00%
0.00%
6/30/2010
$
DWS Small Cap Growth VIP
8,600
86,000
0.09%
4.00%
0.00%
6/30/2010
$
Total
760,000
760,000
0.75%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.